SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported) :    October 6, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


            1-14161                                       11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                 11801
     One MetroTech Center, Brooklyn, New York                     11201
  (Address of Principal Executive Offices)                       (Zip Code)

                             (516) 755-6650 (Hicksville)
                             (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

           As previously reported, On November 4, 1999, KeySpan Corporation ("KeySpan") and Eastern Enterprises ("Eastern") entered into an Agreement and Plan of Merger pursuant to which KeySpan will acquire all of the issued and outstanding common stock of Eastern for $64.00 per share in cash, subject to adjustment. The transaction will be accounted for as a purchase and is expected to close before the end of the year.

           KeySpan is making this filing in order to include the historical financial statements of Eastern included in Item 7 hereof.

Item 7.    Financial Statements and Exhibits

           (a)  Financial Statements of Eastern

                The following financial statements, which are included in the documents filed by Eastern with the Commission are filed as exhibits herein:

                (1) Financial statements included in Eastern's Annual Report on Form 10-K for the year ended December 31, 1999:

               Consolidated Statement of Operations for the years ended December 31, 1999, 1998 and 1997

               Consolidated Balance Sheet as of December 31, 1999 and December 31, 1998

               Consolidated Statement of Cash Flows for the years ended December 31, 1999, 1998 and 1997

               Consolidated Statement of Shareholders' Equity for the years ended December 31, 1999, 1998 and 1997

               Notes to Consolidated Financial Statements for the years ended December 31, 1999, 1998 and 1997

               Report of Independent Public Accountants

               Management's Discussion and Analysis of Financial Condition and Results of Operations

                (2) Financial statements included in Eastern's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000:

                               Consolidated Statements of Operations for the three and six month periods ended June 30, 2000 and 1999 (Unaudited)

                               Consolidated Balance Sheet for the periods ended June 30, 2000 (Unaudited), December 31, 1999 (Audited) and June 30, 1999 (Unaudited)

                               Consolidated Statement of Cash Flows for the six month periods ended June 30, 2000 and 1999 (Unaudited)

                               Notes to Consolidated Financial Statements for the six month periods ended June 30, 2000 and 1999 (Unaudited)

                              Management's Discussion and Analysis of Financial Condition and Results of Operations

                                        SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               KEYSPAN CORPORATION

Dated: October 6, 2000                    By:  /s/Gerald Luterman
                                               ------------------
                                               Name: Gerald Luterman
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

EXHIBIT INDEX                                                              PAGE

99.1 Financial statements included in Eastern's Annual Report on Form 10_K for the year ended December 31, 1999:

     Consolidated Statement of Operations for the years ended December 31, 1999, 1998 and 1997

     Consolidated Balance Sheet as of December 31, 1999 and December 31, 1998

     Consolidated Statement of Cash Flows for the years ended December 31, 1999, 1998 and 1997

     Consolidated Statement of Shareholders' Equity for the years ended December 31, 1999, 1998 and 1997

     Notesto Consolidated Financial Statements for the years ended December 31, 1999, 1998 and 1997

     Report of Independent Public Accountants

     Management's Discussion and Analysis of Financial Condition and Results of Operations

99.2 Financial statements included in Eastern's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000:

     Consolidated Statements of Operations for the three and six month periods ended June 30, 2000 and 1999 (Unaudited)

     Consolidated Balance Sheet for the periods ended June 30, 2000 (Unaudited), December 31, 1999 (Audited) and June 30, 1999 (Unaudited)

     Consolidated Statement of Cash Flows for the six month periods ended June 30, 2000 and 1999 (Unaudited)

     Notes to Consolidated Financial Statements for the six month periods ended June 30, 2000 and 1999 (Unaudited)

     Management's Discussion and Analysis of Financial Condition and Results of Operations